- 2 -











Board of Directors or Trustees of:


Prudential Adjustable Rate       Pruden
Securities Fund*                 tial
Prudential Allocation Fund (2    High
Portfolios)                      Yield
The BlackRock Government Income  Fund
Trust                            Pruden
Global Utility Fund              tial
Nicholas-Applegate Fund          Income
Prudential California Municipal  Vertib
Fund (2 Portfolios)              le
Prudential Distressed            Fund*
Securities Fund                  Pruden
Prudential Diversified Bond      tial
Fund                             Interm
Prudential Equity Fund           ediate
Prudential Equity Income Fund    Global
Prudential Global Genesis Fund   Income
Prudential Global Limited        Fund
Maturity Fund                    Pruden
Prudential Global Natural        tial
Resources Fund                   Jennis
The Global Government Plus Fund  on
The                              Fund
Global                           Pruden
Total                            tial
Return                           MoneyM
Fund                             art
Pruden                           Assets
tial                             Pruden
Govern                           tial
ment                             Mortga
Income                           ge
Fund                             Income
Pruden                           Fund
 tial                            Pruden
 Gover                           tial
 nment                           Multi-
 Secur                           Sector
 ities                           Fund
 Trust                           Pruden
 -                               tial
 Money                           Munici
 Marke                           pal
 t                               Bond
 Serie                           Fund
 s                               (3
                                 Portfo
                                 lios)
                                 Pruden
                                 tial
                                 Munici
                                 pal
                                 Series
                                 Fund
                                 (10
                                 curren
                                 t

                                 Portfo
                                 lios
                                 and 3
                                 merged
                                 Portfo
                                 lios*)
                                 Pruden
                                 tial
                                 Nation
                                 al
                                 Munici
                                 pals
                                 Fund
                                 Pruden
                                 tial
                                 Pacifi
                                 c
                                 Growth
                                 Fund
                                 Pruden
                                 tial
                                 Small
                                 Compan
                                 ies
                                 Fund
                                 Pruden
                                 tial
                                 Struct
                                 ured
                                 Maturi
                                 ty
                                 Fund
                                 Pruden
                                 tial
                                 U.S.
                                 Govern
                                 ment
                                 Fund*
                                 Pruden
                                 tial
                                 Utilit
                                 y Fund
                                 Pruden
                                 tial
                                 World
                                 Fund

* As of June 30, 1996, the Fund/Portfolio was no longer in operation. The Fund/Portfolio merged into another Fund within the Prudential Mutual Fund
 Family.

We have examined the accompanying description of the Prudential Multiple Class Pricing Worksheet (the
"Worksheet") application of State Street Bank and Trust
Company ("State Street"), custodian and recordkeeper for the Prudential Mutual Funds (the "Funds"). Our examination included procedures to obtain reasonable assurance about whether (1) the accompanying description presents fairly, in all material respects, the aspects of State Street's policies and procedures that may be relevant to a Fund's internal control structure relating to the Worksheet, (2) the control structure policies and procedures included in the description were suitably designed to achieve the control objectives specified in the description, if those policies and procedures were complied with satisfactorily, and (3) such policies and procedures had been placed in operation as of June 30, 1996. The control objectives were specified by Prudential Mutual
Fund Management, Inc. Our examination was performed in accordance with standards established by the American
Institute of Certified Public Accountants and included those procedures we considered necessary in the circumstances to obtain a reasonable basis for rendering our opinion.

In our opinion, the accompanying description of the aforementioned application presents fairly, in all material respects, the relevant aspects of State
Street's policies and procedures that had been placed in operation as of June 30, 1996. Also, in our opinion, the policies and procedures, as described, are suitably designed to provide reasonable assurance that the specified control objectives would be achieved if the described policies and procedures were complied with satisfactorily.

In addition to the procedures we considered necessary to render our opinion as expressed in the previous paragraph, we applied tests to specific policies and procedures, listed in Section I, to obtain evidence about their effectiveness in meeting the control objectives, described in Section I during the period from July 1, 1995 to June 30, 1996. The nature, timing, extent, and results of the tests are listed in
Section II. In our opinion the policies and procedures that were tested, as described in Section II, were operating with sufficient effectiveness to provide reasonable, but not absolute, assurance that the control objectives specified in Section I were achieved during the period from July 1, 1995 to June 30, 1996.
However, the scope of our engagement did not include tests to determine whether control objectives not listed in Section I were achieved; accordingly we express no opinion on the achievement of control objectives not included in Section I.

The relative effectiveness and significance of specific policies and procedures at State Street, and their effect on assessments of control risk on the Funds are dependent on their interaction with the policies, procedures, and other factors present at individual
Funds. We have performed no procedures to evaluate the effectiveness of policies and procedures at individual
Funds in connection with this report.

The description of policies and procedures at State
Street is as of June 30, 1996, and information about tests of the operating effectiveness of specified policies and procedures covers the period from July 1, 1995 to June 30, 1996. Any projection of such information to the future is subject to the risk that, because of change, the description may no longer portray the system in existence. The potential effectiveness of specified policies and procedures at State Street is subject to inherent limitations and, accordingly, errors or irregularities may occur and not be detected. Furthermore, the projection of any conclusions, based on our findings, to future periods is subject to the risk that changes may alter the validity of such conclusions.

This report is intended solely for use by the management and Boards of Directors/Trustees of the Funds, the independent auditors of the Funds and the Securities and Exchange Commission.





August 23, 1996





                                    SECTION I

                   Policies and Procedures Placed in Operation
                   Prudential Multiple Class Pricing Worksheet


The Prudential Mutual Funds (the "Funds") have adopted a multiple class pricing system. The multiple class pricing system consists of four classes of shares
(Class A, Class B, Class C and Class Z). Class A shares are subject to an initial sales charge, Class B and Class C shares are subject to a contingent deferred sales charge and Class Z shares have no sales charge
(Class Z shares which were first offered on March 1, 1996, are offered exclusively for sale to the PSI
Pension Plan). Each of the classes of shares represent interests in the same portfolio of investments of the respective Fund and are identical in all respects, except that each class is subject to different distribution expenses and has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which such distribution expenses are paid.

In order to allocate income and expenses among the classes of shares, State Street Bank and Trust Company
(the Funds' custodian and recordkeeper) utilizes the Prudential Multiple Class Pricing Worksheet (the
"Worksheet") (see Exhibit I). The Worksheet is a manual supplementary application that extracts relevant data from the Funds' primary accounting system, allocates income and expenses among the classes of shares and computes the daily net asset value and, if applicable, the dividend/distribution for each class of shares. Internal accounting controls that are relevant to the Fund can be divided into two components - controls related to the mutual fund accounting system resident at State Street Bank and Trust Company (the
"primary accounting system") and controls related to the Worksheet.

The specific control objectives and policies and procedures relating to the Worksheet are described on pages 4 and 5. A description of the tests of the policies and procedures designed to obtain evidence about the operating effectiveness of those policies and procedures in achieving the specific control objectives is included in Section II.

                 Control Objectives and Policies and Procedures
                   Prudential Multiple Class Pricing Worksheet


The Worksheet is a supplementary manual application to the Funds' primary accounting system. Certain data is extracted from the primary accounting system to allocate income and expenses and to calculate the daily net asset value and, if applicable, dividends/distributions for each class of shares. The primary accounting system includes the details of transactions in accordance with the Investment Company
Act of 1940, as amended.

The following represents the internal accounting control objectives and policies and procedures for the allocation of income and expenses and the computation of the net asset value and, if applicable, the dividend/distribution for each class of shares utilizing the Worksheet. It does not cover the internal accounting control policies and procedures surrounding the processing of information into the Funds' primary accounting system.

                                               CONTROL
       CONTROL OBJECTIVES                     POLICIES
                                                 AND
                                              PROCEDUR
                                                 ES

A. Capital share activity as         1. Daily
reported by the Fund's transfer      , the
agent is recorded for each class     trans
in an accurate and timely manner     fer
by the Fund.                         agent
                                     forwa
                                     rds
                                     repor
                                     ts of
                                     capit
                                     al
                                     share
                                     activ
                                     ity
                                     for
                                     each
                                     class
                                     which
                                     inclu
                                     des a
                                     summa
                                     ry of
                                     subsc
                                     ripti
                                     ons,
                                     redem
                                     ption
                                     s,
                                     excha
                                     nges
                                     and
                                     other
                                     infor
                                     matio
                                     n
                                     (the
                                     "Supe
                                     rshee
                                     t").
                                     The
                                     openi
                                     ng
                                     day's
                                     balan
                                     ce
                                     for
                                     share
                                     s
                                     outst
                                     andin
                                     g and
                                     curre
                                     nt
                                     day
                                     activ
                                     ity
                                     is
                                     recor
                                     ded
                                     on
                                     the
                                     Works
                                     heet.

                                  2. Estim
                                     ated
                                     inter
                                     im
                                     share
                                     activ
                                     ity
                                     for
                                     the
                                     curre
                                     nt
                                     day
                                     not
                                     recor
                                     ded
                                     in
                                     the
                                     Super
                                     sheet
                                     is
                                     recei
                                     ved
                                     via
                                     telef
                                     ax
                                     from
                                     the
                                     trans
                                     fer
                                     agent
                                     and
                                     is
                                     recor
                                     ded
                                     for
                                     each
                                     class
                                     on
                                     the
                                     Works
                                     heet.

                                  3. A
                                     repor
                                     t of
                                     outst
                                     andin
                                     g
                                     share
                                     s
                                     eligi
                                     ble
                                     for
                                     divid
                                     ends
                                     is
                                     recei
                                     ved
                                     from
                                     the
                                     trans
                                     fer
                                     agent
                                     and
                                     is
                                     recor
                                     ded
                                     for
                                     each
                                     class
                                     on
                                     the
                                     Works
                                     heet.

B. Net Asset Value ("NAV") and, if   1. The
applicable, the                      prio
dividend/distribution for each       r
class are accurately computed on     days
a daily basis.                       endi
                                     ng
                                     NAV
                                     per
                                     shar
                                     e
                                     (b)
                                     for
                                     each
                                     clas
                                     s is
                                     agre
                                     ed
                                     to
                                     the
                                     prio
                                     r
                                     day'
                                     s
                                     Work
                                     shee
                                     t.

                                  2. The
                                     dail
                                     y
                                     net
                                     capi
                                     tal
                                     stoc
                                     k
                                     acti
                                     vity
                                     for
                                     each
                                     clas
                                     s
                                     for
                                     the
                                     curr
                                     ent
                                     day
                                     is
                                     agre
                                     ed
                                     to
                                     the
                                     Supe
                                     rshe
                                     et
                                     as
                                     desc
                                     ribe
                                     d in
                                     Cont
                                     rol
                                     Proc
                                     edur
                                     es
                                     A.1.
                                     , 2.
                                     and
                                     3.,
                                     abov
                                     e.

                                     3. Perc
                                     enta
                                     ge
                                     Asse
                                     ts
                                     by
                                     Clas
                                     s
                                     and
                                     Perc
                                     enta
                                     ge
                                     Divi
                                     dend
                                     Asse
                                     ts
                                     by
                                     Clas
                                     s
                                     are
                                     calc
                                     ulat
                                     ed
                                     for
                                     each
                                     clas
                                     s
                                     base
                                     d
                                     upon
                                     info
                                     rmat
                                     ion
                                     from
                                     the
                                     prio
                                     r
                                     day
                                     Work
                                     shee
                                     t,
                                     the
                                     Supe
                                     rshe
                                     et
                                     and
                                     the
                                     tele
                                     fax
                                     from
                                     the
                                     tran
                                     sfer
                                     agen
                                     t.


                                               CONTROL
       CONTROL OBJECTIVES                     POLICIES
                                                 AND
                                              PROCEDUR
                                                 ES

                                     4. Allo
                                     cate
                                     inve
                                     stme
                                     nt
                                     inco
                                     me
                                     amon
                                     g
                                     clas
                                     ses
                                     base
                                     d on
                                     the
                                     appr
                                     opri
                                     ate
                                     asse
                                     t
                                     allo
                                     cati
                                     on
                                     perc
                                     enta
                                     ge
                                     for
                                     each
                                     clas
                                     s.

                                     5. Agre
                                     e
                                     comp
                                     osit
                                     e
                                     inco
                                     me
                                     acco
                                     unts
                                     ,
                                     mana
                                     geme
                                     nt
                                     fees
                                     ,
                                     othe
                                     r
                                     expe
                                     nses
                                     ,
                                     real
                                     ized
                                     gain
                                     s
                                     and
                                     loss
                                     es,
                                     and
                                     unre
                                     aliz
                                     ed
                                     appr
                                     ecia
                                     tion
                                     /dep
                                     reci
                                     atio
                                     n to
                                     the
                                     prim
                                     ary
                                     acco
                                     unti
                                     ng
                                     syst
                                     em
                                     of
                                     the
                                     Fund
                                     .

                                  6. Allo
                                     cate
                                     expe
                                     nses
                                     amon
                                     g
                                     clas
                                     ses
                                     as
                                     foll
                                     ows:

                                        a. E
                                         x
                                         p
                                         e
                                         n
                                         s
                                         e
                                         s
                                         d
                                         i
                                         r
                                         e
                                         c
                                         t
                                         l
                                         y
                                         a
                                         t
                                         t
                                         r
                                         i
                                         b
                                         u
                                         t
                                         a
                                         b
                                         l
                                         e
                                         t
                                         o
                                         e
                                         a
                                         c
                                         h
                                         c
                                         l
                                         a
                                         s
                                         s
                                         (
                                         1
                                         2
                                         b-
                                         1
                                         d
                                         i
                                         s
                                         t
                                         r
                                         i
                                         b
                                         u
                                         t
                                         i
                                         o
                                         n
                                         e
                                         x
                                         p
                                         e
                                         n
                                         s
                                         e
                                         s
                                         )
                                         a
                                         r
                                         e
                                         c
                                         a
                                         l
                                         c
                                         u
                                         l
                                         a
                                         t
                                         e
                                         d
                                         a
                                         n
                                         d
                                         r
                                         e
                                         c
                                         o
                                         r
                                         d
                                         e
                                         d
                                         t
                                         o
                                         t
                                         h
                                         a
                                         t
                                         c
                                         l
                                         a
                                         s
                                         s
                                         .

                                     b. E
                                         x
                                         p
                                         e
                                         n
                                         s
                                         e
                                         s
                                         a
                                         t
                                         t
                                         r
                                         i
                                         b
                                         u
                                         t
                                         a
                                         b
                                         l
                                         e
                                         t
                                         o
                                         b
                                         o
                                         t
                                         h
                                         c
                                         l
                                         a
                                         s
                                         s
                                         e
                                         s
                                         a
                                         r
                                         e
                                         a
                                         l
                                         l
                                         o
                                         c
                                         a
                                         t
                                         e
                                         d
                                         i
                                         n
                                         a
                                         c
                                         c
                                         o
                                         r
                                         d
                                         a
                                         n
                                         c
                                         e
                                         w
                                         i
                                         t
                                         h
                                         t
                                         h
                                         e
                                         a
                                         p
                                         p
                                         r
                                         o
                                         p
                                         r
                                         i
                                         a
                                         t
                                         e
                                         a
                                         s
                                         s
                                         e
                                         t
                                         a
                                         l
                                         l
                                         o
                                         c
                                         a
                                         t
                                         i
                                         o
                                         n
                                         p
                                         e
                                         r
                                         c
                                         e
                                         n
                                         t
                                         a
                                         g
                                         e
                                         f
                                         o
                                         r
                                         e
                                         a
                                         c
                                         h
                                         c
                                         l
                                         a
                                         s
                                         s
                                         .

                                     7. Allo
                                     cate
                                     real
                                     ized
                                     and
                                     unre
                                     aliz
                                     ed
                                     gain
                                     s
                                     and
                                     loss
                                     es
                                     amon
                                     g
                                     the
                                     clas
                                     ses
                                     in
                                     acco
                                     rdan
                                     ce
                                     with
                                     the
                                     appr
                                     opri
                                     ate
                                     asse
                                     t
                                     allo
                                     cati
                                     on
                                     perc
                                     enta
                                     ge
                                     of
                                     each
                                     clas
                                     s.

                                  8. Reco
                                     rd
                                     divi
                                     dend
                                     s/di
                                     stri
                                     buti
                                     ons
                                     to
                                     shar
                                     ehol
                                     ders
                                     of
                                     each
                                     clas
                                     s in
                                     the
                                     prim
                                     ary
                                     acco
                                     unti
                                     ng
                                     syst
                                     em.

                                  9. Aggr
                                     egat
                                     e
                                     the
                                     net
                                     asse
                                     ts
                                     for
                                     each
                                     clas
                                     s
                                     and
                                     agre
                                     e to
                                     the
                                     tota
                                     l
                                     net
                                     asse
                                     ts
                                     per
                                     the
                                     prim
                                     ary
                                     acco
                                     unti
                                     ng
                                     syst
                                     em.

                                  10.For
                                     each
                                     clas
                                     s,
                                     reco
                                     ncil
                                     e
                                     the
                                     curr
                                     ent
                                     day'
                                     s
                                     NAV
                                     and,
                                     if
                                     appl
                                     icab
                                     le,
                                     the
                                     divi
                                     dend
                                     /dis
                                     trib
                                     utio
                                     n to
                                     the
                                     prev
                                     ious
                                     day'
                                     s
                                     NAV
                                     and
                                     divi
                                     dend
                                     /
                                     dist
                                     ribu
                                     tion
                                     for
                                     each
                                     clas
                                     s.

                                  11.The
                                     abov
                                     e
                                     proc
                                     edur
                                     es
                                     are
                                     revi
                                     ewed
                                     by
                                     the
                                     Fund
                                     supe
                                     rvis
                                     or
                                     or
                                     mana
                                     ger.


                                   SECTION II

                        Tests of Operating Effectiveness
                   Prudential Multiple Class Pricing Worksheet
                          July 1, 1995 to June 30, 1996


We reviewed the methodology and procedures for calculating the daily net asset value and, if applicable, the dividends/distributions of the classes of shares and the allocation of income and expenses among the classes of shares.

The following are the detailed procedures which we performed with respect to the Worksheet. These procedures were performed for selected days encompassing all Funds subject to multiple class pricing during the year ended June 30, 1996, which we believe is a representative sample, to test compliance with the control policies and procedures as described in Section I.

Prudential Mutual Fund Management, Inc. is the manager of the Funds and has represented to us that adequate facilities are in place to ensure implementation of the methodology and procedures for calculating the net asset value and dividends/distributions of the classes of shares and the allocation of income and expenses among the classes of shares. Based on our review of the description of the policies and procedures of the Worksheet, as described in Section I, and performance of tests of operating effectiveness as described in
Section II, we concur with such representation.

   Agreed "Prior Day NAV Per Share" to the previous day's Worksheet.

   Agreed "Shares Outstanding Beginning of the Day" to the previous day's Worksheet and to the transfer agency records for each class.

   Recalculated "Activity/Estimate" by adding the estimated interim share activity reported via fax from the transfer agent and the current day's
   "Capital Stock Activity" reported on the Supersheet for each class.

   Recalculated "Current Shares Outstanding" by adding
   "Shares Outstanding Beginning of the Day" and
   "Activity/Estimate" for each class.

   Recalculated for each class "Adjusted Total Assets" by multiplying "Prior Day NAV Per Share" by
   "Current Shares Outstanding".

   Recalculated "Percentage Assets-Class A/Front End" by dividing "Adjusted Total Assets-Class A/Front
   End" by "Adjusted Total Assets Composite".

   Recalculated "Percentage Assets-Class B(C)/Back
   End" by dividing "Adjusted Total Assets-Class
   B(C)/Back End" by "Adjusted Total Assets
   Composite".

   Recalculated "Percentage Assets-Class Z/No Fee" where applicable, by dividing "Adjusted Total
   Assets-Class Z/No Fee" by "Adjusted Total Assets
   Composite".

   Agreed "Dividend Shares" to the transfer agency records for each class.

   Recalculated "Current Dividend Shares" by adding
   "Dividend Shares Beginning of Day" and
   "Activity/Estimate" for each class.

   Recalculated for each class "Adjusted Dividend
   Assets" by multiplying "Prior Day NAV Per Share" by
   "Current Dividend Shares".

   Recalculated "Percentage Dividend Assets-Class
   A/Front End" by dividing "Adjusted Dividend Assets-
   Class A/Front End" by "Adjusted Dividend Assets
   Composite".

   Recalculated "Percentage Dividend Assets-Class
   B(C)/Back End" by dividing "Adjusted Dividend
   Assets-Class B(C)/Back End" by "Adjusted Dividend
   Assets Composite".

   Recalculated "Percentage Dividend Assets-Class Z/No
   Fee" where applicable, by dividing "Adjusted
   Dividend Assets-Class Z" by "Adjusted Dividend
   Assets Composite".

   Agreed composite total of each component of income to the primary accounting system.

   Recalculated the allocation for each class of each component of income for daily dividend funds by multiplying the composite total by "Percentage
   Dividend Assets-Class A/Front End", "Percentage
   Dividend Assets-Class B(C)/Back End" and where applicable, "percentage Dividend Assets-Class Z/No
   Fee", and for non-daily dividend funds by multiplying the composite total by "Percentage
   Assets-Class A/Front End", "Percentage Assets-Class
   B(C)/Back End" and where applicable, "Percentage
   Assets-Class Z/No Fee".

   Recalculated "Daily Income," composite and for each class, by totaling each component of income.

   Agreed composite total "Management Fee" and "Other
   Fixed Expenses" to the primary accounting system.

   Recalculated the allocation for each class of "Management Fee" and "Other Fixed Expenses" for daily dividend funds by multiplying the composite total by "Percentage Dividend Assets-Class A/Front
   End", "Percentage Dividend Assets-Class B(C)/Back
   End" and where applicable, "percentage Dividend
   Assets-Class Z/No Fee", and non-daily dividend funds by multiplying the composite total by "Percentage Assets-Class A/Front End", "Percentage
   Assets-Class B(C)/Back End" " and where applicable,
   "Percentage Assets-Class Z/No Fee"

   Agreed the "12b-1 Fee-Class A/Front End" and "12b-1
   Fee-Class B(C)/Back End" to the respective "PC
   Expense Worksheet".

   Recalculated "Daily Expense," composite and for each class, by totaling "Management Fee," "12b-1
   Fee" and "Other Fixed Expenses".

   Recalculated "Daily Net Income" for each class by subtracting "Daily Expense" from "Daily Income".

   Recalculated "Dividend Rate" for each class for daily dividend funds by dividing "Daily Net Income" by "Dividend Shares Beginning of Day-Class A/Front
   End", "Dividend Shares Beginning of Day-Class
   B(C)/Back End" and where applicable, "Dividend
   Shares Beginning of Day-Class Z/No Fee".

   Agreed "Daily Income" and "Income Distribution" for each class to the primary accounting system.

   Agreed the "Capital Gain Distribution" to the amount recorded in the primary accounting system.

   Agreed composite total "Realized Gain/Loss" and "Unrealized Appreciation/Depreciation" to the primary accounting system.

   Recalculated the allocation for each class of "Realized Gain/Loss" and "Unrealized
   Appreciation/Depreciation" by multiplying the composite amount by the "Percentage Assets-Class
   A/Front End", "Percentage  Assets-Class B(C)/Back
   End" and where applicable, "Percentage Assets-Class
   Z/No Fee".

   Agreed "Prior Days Net Assets" to the previous day's Worksheet.

   Recalculated "Net Assets", composite and for each class, by totaling "Daily Net Income", "Income nDistributed", "Capital Stock Activity", "Capital
   Gain Distribution", "Realized Gain/Loss",
   "Unrealized Appreciation/Depreciation", and "Prior
   Days Net Assets".

   Recalculated "NAV Per Share" dividing the "Net
   Assets-Class A/Front End", "Net Assets - Class
   B(C)/Back End" and where applicable, "Net Assets-
   Class Z/No Fee" by "Current Shares Outstanding -
   Class A/Front End", "Current Shares Outstanding -
   Class B(C)/Back End" and where applicable, "Current
   Shares Outstanding-Class Z/No Fee", respectively.

   Recalculated "Offering Price" for Class A shares by applying the "Load" percentage as stated in the fund's prospectus.